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                                                                   EXHIBIT 10.21

                                 AMENDMENT NO. 1
                                       TO
                           SENIOR MANAGEMENT AGREEMENT
                            MADE AS OF MARCH 30, 1998
                                     BETWEEN
                           GLOBAL VACATION GROUP, INC.
                                       AND
                                 ROGER H. BALLOU

           WHEREAS, Global Vacation Group, Inc., a New York corporation (the "Company"), and Roger H. Ballou ("Executive") entered into that certain Senior Management Agreement dated as of March 30, 1998 (the "Agreement"); and

           WHEREAS, the Company and Executive wish to amend the Agreement as set forth herein;

           NOW, THEREFORE, the Company and Executive hereby agree as follows:



1. Recital A. The second sentence of Recital A to the Agreement hereby is amended by deleting therefrom:

           "and all shares of Preferred Stock and Common Stock hereafter acquired by Executive".

2.    Section 2 (Vesting of Certain Executive Stock). The second sentence of
      Section 2(d) of the Agreement hereby is amended and restated in its entirety to read as follows:

           "Shares of Executive Stock which have become vested (whether pursuant to Section 2(a) or 2(b) above or upon purchase thereof (i.e., the shares referred to in Section 2(c) above)) are referred to herein as 'VESTED SHARES,' and all other shares of Common Stock are referred to herein as 'UNVESTED SHARES.'"

3.    Section 3 (Repurchase Option).

       (a) Section 3(a) of the Agreement hereby is amended by inserting the following language between ", then" and "all of the executive Stock" in the second line thereof:

           ", subject to Section 3(g) below,".

       (b) Section 3(c) of the Agreement hereby is amended by deleting the word "The" from the beginning of the paragraph and replacing it with the following language:

           "Subject to Section 3(g) below, the".
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       (c) Section 3 hereby is amended further by the addition of a new Section
       3(g) as follows:

           "(g) Notwithstanding any other provision of this Agreement, after the closing date of the Initial Public Offering, Vested Shares shall not be subject to the Repurchase Option."

4. Section 4 (Restrictions on Transfer of Executive Stock). Section 4 of the Agreement hereby is amended by adding the following sentence after the completion of the existing text:

           "Except for Permitted Transfers and Transfers pursuant to the Repurchase Option, the Executive may not transfer or cause or permit to be transferred any Unvested Shares, and any purported Transfer in violation hereof shall be null and void."

5. Section 7 (Provisions Relating to Employment). The definition of "PERFORMANCE CAUSE" in Section 7(c)(i) of the Agreement hereby is amended by deleting the reference to "Section 9(h)" where it appears in the second paragraph of such definition and replacing it with a reference to "Section 12(h)."

6. Section 10 (Definitions). Section 10 of the Agreement hereby is amended by deleting therefrom the definition of "PERMITTED TRANSFEREE" and by adding thereto the following definitions:

           "'FAMILY MEMBERS' with respect to an individual shall mean such individual's spouse, parents, siblings and children."; and

           "'PERMITTED TRANSFER' shall mean a transfer of Unvested Shares by the Executive to (i) one or more Family Members of the Executive or (ii) to a trust solely for the benefit of one or more Family Members of the Executive, provided that, prior to any such Transfer, each transferee shall agree in writing, in a form satisfactory to the Company, that such transferee shall receive and hold such Unvested Shares subject to the provisions of this Agreement."

7. Section 11 (Notices). Section 11 of the Agreement hereby is amended by changing the address of the Executive to the following:

           "Roger H. Ballou
           c/o Global Vacation Group, Inc.
           1420 New York Avenue, N.W., Suite 550
           Washington, D.C. 20005
           Tel No.: (202) 347-1800
           Fax No.: (202) 347-0710"

8.    Remaining Provisions. In all other respects, the Agreement remains unchanged.
                                    * * * * *


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              IN WITNESS WHEREOF, the parties hereto have executed this
Amendment No. 1 as of this 24th day of June, 1998.

                           GLOBAL VACATION GROUP, INC.



                           By:   /s/ J. Raymond Lewis, Jr.
                                ---------------------------------------
                                 J. Raymond Lewis, Jr.
                                 President and Chief Operating Officer




                           /s/ Roger H. Ballou
                           --------------------------------------------
                           ROGER H. BALLOU




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